Revenue and Other Income	12 Months Ended
Dec. 31, 2021
Statement [LineItems]
Revenue and Other Income
10. Revenue and Other Income
The Company’s significant revenue streams consist of the following:

	Year ended December 31
	2021	2020
Oil	$362.9	$213.1
NGLs	38.2	16.3
Natural gas	76.4	46.0

Production revenues	477.5	275.4
Processing fees	6.4	6.3

Oil and natural gas sales	483.9	281.7
Sales of commodities purchased from third parties	13.6	4.8
Other income	6.0	13.0

Oil and natural gas sales and other income	$503.5	$299.5

Other income includes $6.0 million in road use recoveries for 2021 (2020 - $5.4 million). In 2020, the remainder of other income primarily relates to curtailment sales, whereby the Company sold unused production limit capacity under the Alberta Government Curtailment production limits.